                                                                   EXHIBIT 10.29


    Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                                  AMENDMENT #1

This Amendment #1 dated the 3rd day of May, 1999 (the "Amendment Date") is hereby incorporated in its entirety into the Digital Software Integration Center Sourcing Agreement dated November 1, 1998 by and between Spyglass, Inc. ("Spyglass") and General Instrument Corporation ("GI") (the "Agreement").

WHEREAS pursuant to Section 13.16 of the Agreement, the Parties hereby desire to amend the Agreement as follows subject to the terms and conditions set forth in the Agreement and as set forth below.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the Parties agree to amend the Agreement as follows:


I. DEFINITIONS. The Parties have agreed to change the name of the Digital Software Integration Center ("DSIC") to Acadia Application Integration Center ("Acadia"). Therefore, the Agreement shall be amended such that any reference to DSIC shall be read to mean Acadia.

All other defined terms used in this Amendment #1 shall have the same meanings as set forth in the Agreement and any references to Sections, Exhibits or appendices shall refer to those in the Agreement, unless specified otherwise.

II. TERM. Delete the first sentence in Section 11.1 in its entirety and replace with the following:

         "11.1 Term. The initial term of this Agreement will begin on the Effective Date and will terminate December 31, 2001 (the "Term"). The first year of the Term shall cover the period from the Effective Date through December 31, 1999. All subsequent years of the Term shall be twelve (12) calendar months, beginning on January 1st and ending on December 31st of the relevant year for the remainder of the Term."

The above modification under this Section II shall have no effect whatsoever on the terms of any other agreements between the Parties whether or not they are associated with or reference, the Agreement or its prior termination date.

III. EXHIBIT B, PAYMENT SCHEDULE, DEDICATED RESOURCES. Insert the following after "Project Manager":


"POSITION                     ANNUAL RATE YEAR 1      ANNUAL RATE YEAR 2    ANNUAL RATE YEAR 3
  Director of Architecture            ***                      ***                   ***
  Director of Delivery                ***                      ***                   ***


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


IV. EXHIBIT B, PAYMENT SCHEDULE, POSITION DESCRIPTION. Insert the following after "Project Manager":


         "Director of Architecture - Knowledgeable in aspects of software product design and development. The Director of Architecture will have day to day management responsibilities and will be responsible for maintaining the technical vision. Core functions of the Director of Architecture include:

            o   maintain an overview of the platform requirements
            o assess the technical impact of changes to the platform(s) - to include both head-end and set-top units
            o act as a focal point for key design decisions and for resolving any conflicts between the Systems Engineering, Systems Integration & Test, and Application Engineering teams
            o establish overall hardware and software configurations in support of GI and ISVs
            o establish and maintain system availability (e.g. failure rates), performance and sizing models
            o assist ISVs to establish and maintain traceability from their application requirements to the GI platform design
            o monitor the development, test, and support activities to identify potential problems early so that timely corrective action can be taken
            o authorize deliverable documents (e.g. SDK technical documentation) for technical status prior to release
            o plan and conduct technical design reviews and ISV intake meetings
            o assist in the formulation and review the system development methodology, test methodology and standards
            o provide advice and direction to the development teams on the detailed design and development in the context of the overall program

         Director of Delivery - Knowledgeable in aspects of the management of contractual obligation to GI (and ISVs). The Director of Delivery will have day to day management responsibilities and will be responsible fore maintaining the project management vision. Core functions of the Director of Delivery in managing the lifecycle support process include:

            o   documentation
            o   training
            o   configuration management
            o   requirements management & tracking
            o   defect management
            o   procurement
            o   work delegation & monitoring
            o   risk management
            o   transfer to operational use"


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

    Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


V. EXHIBIT C, STAFFING SCHEDULE. Delete in its entirety and replace with the following:

                                   "EXHIBIT C

A. Staffing Schedule


-----------------------------------------------------------------------------------------------------------------------
                        Q1             Q2           Q3            Q4             Total         Total         Total
Position                Year 1         Year 1       Year 1        Year 1         Year 1        Year 2        Year 3
                        (10/1/98 -     (4/1/99-     (7/1/99 -     (10/1/99 -     (10/1/98-     (1/1/00 -     (1/1/01 -
                        3/31/99)       6/30/99)     9/30/99)      12/31/99)      12/31/99)     12/31/00)     12/31/01)
-----------------------------------------------------------------------------------------------------------------------
Project Manager         ***            ***          ***           ***            ***           ***           ***
-----------------------------------------------------------------------------------------------------------------------
Architect               ***            ***          ***           ***            ***           ***           ***
-----------------------------------------------------------------------------------------------------------------------
Engineer                ***            ***          ***           ***            ***           ***           ***
-----------------------------------------------------------------------------------------------------------------------
QA                      ***            ***          ***           ***            ***           ***           ***
-----------------------------------------------------------------------------------------------------------------------
Technical Writer        ***            ***          ***           ***            ***           ***           ***
-----------------------------------------------------------------------------------------------------------------------
Management              ***            ***          ***           ***            ***           ***           ***
-----------------------------------------------------------------------------------------------------------------------
System Administration   ***            ***          ***           ***            ***           ***           ***
-----------------------------------------------------------------------------------------------------------------------
Administration          ***            ***          ***           ***            ***           ***           ***
-----------------------------------------------------------------------------------------------------------------------
Director of             ***            ***          ***           ***            ***           ***           ***
Architecture
-----------------------------------------------------------------------------------------------------------------------
Director of Delivery    ***            ***          ***           ***            ***           ***           ***
-----------------------------------------------------------------------------------------------------------------------
TOTALS                  ***            ***          ***           ***            ***           ***           ***
-----------------------------------------------------------------------------------------------------------------------


         Personnel Qualifications

1.       Project Manager
2.       Architect
3.       Engineer
4.       QA
5.       Technical Writer
6.       Management
7.       System Administration
8.       Administration
9.       Director of Architecture
10.      Director of Delivery"


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




VI. EXHIBIT D. Add the following to Exhibit D:

"KEY EMPLOYEES

         o   Project Manager(s)
         o   Architect(s)
         o   Director of Architecture
         o   Director of Delivery
         o   Engineers in the role of technical lead for an ISV


         The Parties agree that the above Key Employees list is subject to periodic reviews by the Management Committee, pursuant to Section 4.2; provided, however that any additions to or modifications of such list shall only be effective if made in writing and signed by both Parties."

VII. Statement of Work, Exhibit A-1.

Delete the first paragraph in its entirety and replace with the following:

"This Statement of Work, Exhibit A-1 dated the last date of the signatures hereto (the "Effective Date") is hereby incorporated in its entirety into that certain Digital Software Integration Center Sourcing Agreement between Spyglass, Inc. ("Spyglass") and General Instrument Corporation ("General Instrument") dated November 1, 1998 (the "Agreement"). General Instrument and Spyglass are hereafter sometimes referred to herein collectively as "Parties" and individually as "Party.""

VIII. This Amendment #1 shall become a part of the Agreement and shall be read together with the Agreement as a single document. To the extent that there are any conflicts between the terms and conditions of the Agreement and the terms and conditions of this Amendment #1, this Amendment #1 shall control. All other terms and conditions of the Agreement, to the extent unchanged by this Amendment, shall remain in full force and effect.

         IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their duly authorized officers, as of the date first written above.


SPYGLASS, INC.                         GENERAL INSTRUMENT CORPORATION

By:  /s/ Marty S. Leamy                By:  /s/  David E. Robinson
Date  12/10/99                         Date   11/23/99
Name: Martin S. Leamy                  Name:  David E. Robinson
Title: President and C.O.O.            Title:  Senior Vice President and
                                               General Manager,
                                               Digital Network Systems



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